FLEXSHARES® TRUST

FLEXSHARES® DISCIPLINED DURATION MBS INDEX FUND

SUPPLEMENT DATED MAY 27, 2016 TO

SUMMARY PROSPECTUS DATED MARCH 1, 2016

The paragraph under “Management” has been replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Bradley Camden, Senior Vice President of Northern Trust Investments, Inc. and Kevin O’Shaughnessy, Vice President of Northern Trust Investments, Inc. have served as Portfolio Managers of the Fund since its inception on September 3, 2014, and May 2016, respectively.